EXHIBIT 4.1
NNNNN . 016570| 003590|127C|RESTRICTED||4|057-423 COMMON SHARES COMMON SHARES ADD ADD ADD ADD DESIGNATION MR PO THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ BOX A 4 3 2 1 SAMPLE 43004, Certificate Shares Number * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * (IF Providence, ZQ 000000 ANY) * * * * 6 0 0 6 2 0 * * * * TECUMSEH PRODUCTS COMPANY * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample RI **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander 02940 David Sample MR. SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander David SAMPLE Sample **** Mr. Alexander David Sample **** Mr. & Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** CUSIP 878895 30 9 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander - MR. SAMPLE & MRS. SAMPLE SEE REVERSE FOR CERTAIN DEFINITIONS 3004 David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh ares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sha res****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shar es****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Share s***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares* ***600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares** **600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620** SIX HUN DRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Sh FULLY PAID AND NONASSESSABLE COMMON SHARES OF Tecumseh Products Company transferable on the books of the Company by the holder hereof, in person or by Total 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Certificate DTC Number Insurance Holder CUSIP duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Transaction ID of Value Numbers Shares Witness the seal of the Company and the signatures of its duly authorized officers. 12345678 DATED <<Month Day, Year>> Num/No 6 5 4 3 2 1 COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. 123456789012345 . Chairman, President and Chief Executive Officer TRANSFER AGENT AND REGISTRAR, Denom XXXXXXXXXX XXXXXX 6 5 4 3 2 1 1,000,000 . 123456 Total 7 6 5 4 3 2 1 .00 XX X By Vice President, General Counsel and Secretary AUTHORIZED SIGNATURE

. TECUMSEH PRODUCTS COMPANY Tecumseh Products Company will furnish to a shareholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of of each class of its capital stock authorized to be issued and, if the Company is authorized to issue any class of shares in series, the designation, relative rights, preferences, and limitations of each series so far as the same have been prescribed and the authority of the Board of Directors to designate and prescribe the relative rights, preferences, and limitations of other series. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . (Cust) (Minor) TEN ENT — as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . . (State) JT TEN — as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, ___hereby sell, assign and transfer unto ___ ___(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ___ ___ ___ ___ ___ ___shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___ ___Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises. Dated: ___20___Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: ___Signature: ___Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.